                                                                    Exhibit 10.3

                                 eCollege.com

                            STOCK OPTION AGREEMENT
                            ----------------------

RECITALS
--------

     A. This Agreement is executed in connection with the Corporation's grant of a stock option to Optionee.

     B. In connection with the Corporation's grant of a stock option to Optionee, Blumenstein/Thorne Information Partners I, L.P. (the "Executive") is to render valuable services to the Corporation or one or more parent or subsidiary corporations.

     C. All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix.

          NOW, THEREFORE, it is hereby agreed as follows:

          1.   Grant of Option. The Corporation hereby grants to Optionee, as of
               ---------------
the Grant Date, an option to purchase up to the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term specified in Paragraph 2 at the Exercise Price.

          2.   Option Term. This option shall have a maximum term of ten (10)
               -----------
years measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Paragraph 5.

          3.   Transferability. This option shall be neither transferable nor
               ---------------
assignable by Optionee.

          4.   Dates of Exercise. This option shall become exercisable for the
               -----------------
Option Shares in one or more installments as specified in the Grant Notice. As the option becomes exercisable for such installments, those installments shall accumulate, and the option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the option term under Paragraph 5.

          5.   Special Acceleration of Option.
               ------------------------------

               (a) This option, to the extent outstanding at the time of a Change in Control but not otherwise fully exercisable, shall automatically accelerate so that this option shall, immediately prior to the effective date of such Change in Control, become exercisable for all of the Option Shares at the time subject to this option and may be exercised for any or all of those Option Shares as fully vested shares of Common Stock. The Exercise Price of the option shares shall be adjusted immediately prior to the effective date of such Change in Control and shall be equal to $3.875.

               (b) Immediately following the Change in Control, this option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) in connection with the Change in Control.

               (c) If this option is assumed in connection with a Change in Control, then this option shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control, and appropriate adjustments shall also be made to the Exercise Price (as adjusted in accordance with Paragraph 5(a)), provided the aggregate Exercise Price (as
                                 --------
adjusted in accordance with Paragraph 5(a)) shall remain the same. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption of this option, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control.

               (d) This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

          6.   Adjustment in Option Shares. Should any change be made to the
               ---------------------------
Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the total number and/or class of securities subject to this option and (ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

          7.   Stockholder Rights. The holder of this option shall not have any
               ------------------
stockholder rights with respect to the Option Shares until such person shall have exercised the option, paid the Exercise Price and become a holder of record of the purchased shares.

          8.   Manner of Exercising Option.
               ---------------------------

               (a) In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or any other person or persons exercising the option) must take the following actions:

                    (i) Execute and deliver to the Corporation a Notice of Exercise for the Option Shares for which the option is exercised.

                    (ii) Pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:

                          (A) cash or check made payable to the Corporation;

                          (B) through a special sale and remittance procedure pursuant to which Optionee (or any other person or persons exercising the option) shall concurrently provide irrevocable instructions (i) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (ii) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

               Except to the extent the sale and remittance procedure is utilized in connection with the option exercise, payment of the Exercise Price must accompany the Notice of Exercise delivered to the Corporation in connection with the option exercise.

                    (iii) Furnish to the Corporation appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.

                    (iv) Make appropriate arrangements with the Corporation (or Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, state and local income and employment tax withholding requirements applicable to the option exercise, including withholding requirements applicable to Executive.

               (b) As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or any other person or persons exercising this option) a certificate for the purchased Option Shares, with the appropriate legends affixed thereto.

               (c) In no event may this option be exercised for any fractional shares.

          9.   Restricted Securities. The shares subject to this Option have not
               ---------------------
been registered under the 1933 Act. Optionee hereby confirms that Optionee has been informed that the shares subject to this Option are restricted securities under the 1933 Act and may not be resold or transferred unless the Option Shares are first registered under the Federal securities laws or unless an exemption from such registration is available. Accordingly, Optionee hereby acknowledges that if Optionee chooses to exercise the option Optionee is prepared to hold the purchased shares for an indefinite period.

          10.  Restrictive Legends. If the Option is exercised, the stock
               -------------------
certificates for the purchased shares shall be endorsed with one or more of the following restrictive legend: "The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares may not be sold or offered for sale in the absence of (a) an effective registration statement for the shares under such Act, (b) a "no action" letter of the Securities and Exchange Commission with respect to such sale or offer or (c) satisfactory assurances to the Corporation that registration under such Act is not required with respect to such sale or offer."

          11.  Compliance with Laws and Regulations.
               ------------------------------------

               (a) The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock may be listed for trading at the time of such exercise and issuance.

               (b) The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Corporation, however, shall use its best efforts to obtain all such approvals.

          12.  Successors and Assigns. Except to the extent otherwise provided
               ----------------------
in Paragraphs 3 and 5, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Optionee.

          13.  Notices.  Any notice required to be given or delivered to the
               -------
Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

          14.  Construction. All decisions of the Board with respect to any
               ------------
question or issue arising under this Agreement shall be conclusive and binding on all persons having an interest in this option.

          15.  Governing Law. The interpretation, performance and enforcement of
               -------------
this Agreement shall be governed by the laws of the State of Colorado without resort to that State's conflict-of-laws rules.

          16.  Successor CEO.  In the event that Blumenstein/Thorne Information
               --------------
Partners I, L.P. is unable to make available Oakleigh Thorne to serve as CEO through December 31, 2000, it will use its best efforts to assist eCollege.com in identifying and hiring a successor CEO. If so requested by eCollege.com, Blumenstein/Thorne Information Partners I, L.P. will take the lead in such recruiting effort, working with the executive search firm selected by the Board of Directors, and will devote such time and attention as may be necessary to achieve a successful recruiting effort. Any such successor CEO will become an employee of, and all compensation agreed to, will be provided by eCollege.com.

Dated as of July 18, 2000


eCollege.com

By:  /s/ Douglas H. Kelsall
    ---------------------------------------
    Douglas H. Kelsall, CFO

BLUMENSTEIN/THORNE INFORMATION PARTNERS I, L.P.

By:  Blumenstein/Thorne Information Partners, L.L.C., as General Partner
    /s/ Jack W. Blumenstein
    ---------------------------------------
    Jack W. Blumenstein, Co-President

                                   EXHIBIT I

                               NOTICE OF EXERCISE


          I hereby notify eCollege.com (the "Corporation") that I elect to purchase ______________ shares of the Corporation's Common Stock (the "Purchased Shares") at the option exercise price of $ ___________ per share (the "Exercise Price") pursuant to that certain option (the "Option") granted to me on __________________, _______.

          Concurrently with the delivery of this Exercise Notice to the Corporation, I shall hereby pay to the Corporation the Exercise Price for the Purchased Shares in accordance with the provisions of my agreement with the Corporation (or other documents) evidencing the Option and shall deliver whatever additional documents may be required by such agreement as a condition for exercise. Alternatively, I may utilize the special broker-dealer sale and remittance procedure specified in my agreement to effect payment of the Exercise Price.


____________________, _______
Date

                                               ________________________________
                                               Optionee

                                               Address:______________________

                                               _______________________________

                                               _______________________________

Print name in exact manner it is
to appear on the stock
certificate:
                                                ______________________________


Address to which certificate is to
be sent, if different from
address above:
                                                ______________________________

                                                ______________________________

Social Security Number:                         ______________________________

                                    APPENDIX
                                    --------



          The following definitions shall be in effect under the Agreement:

     A.   Agreement shall mean this Stock Option Agreement.
          ---------

     B.   Board shall mean the Corporation's Board of Directors.
          -----

     C.   Common Stock shall mean shares of the Corporation's common stock.
          ------------

     D.   Code shall mean the Internal Revenue Code of 1986, as amended.
          ----

     E.   Change in Control shall mean a change in ownership or control of the
          -----------------
Corporation effected through any of the following transactions:

               (i) a merger, consolidation or reorganization approved by the Corporation's stockholders, unless securities representing more than fifty
                                 ------
     percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Corporation's outstanding voting securities immediately prior to such transaction,

               (ii) any stockholder-approved transfer or other disposition of all or substantially all of the Corporation's assets, or

               (iii) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board recommends such stockholders accept.

     F.   Corporation shall mean eCollege.com, a Delaware corporation, and any
          -----------
successor corporation to all or substantially all of the assets or voting stock of eCollege.com.

     G.   Exercise Date shall mean the date on which the option shall have been
          -------------
exercised in accordance with Paragraph 9 of the Agreement.

     H.   Exercise Price shall mean the exercise price per Option Share as
          --------------
specified in the Grant Notice.

     I.   Expiration Date shall mean the date on which the option expires as
          ---------------
specified in the Grant Notice.

     J.   Fair Market Value per share of Common Stock on any relevant date shall
          -----------------
be determined in accordance with the following provisions:

               (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be deemed equal to the closing selling price per share of Common Stock on the date in question, as the price is reported by the National Association of Securities Dealers on the Nasdaq National Market and published in The Wall Street Journal. If
                                                 -----------------------
     there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists, or

               (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be deemed equal to the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Board to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If
                                                    -----------------------
     there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

     K.   Grant Date shall mean the date of grant of the option as specified in
          ----------
the Grant Notice.

     L.   Grant Notice shall mean the Notice of Grant of Stock Option
          ------------
accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby.

     M.   Non-Statutory Option shall mean an option not intended to satisfy the
          --------------------
requirements of Code Section 422.

     N.   Notice of Exercise shall mean the notice of exercise in the form
          ------------------
attached hereto as Exhibit I.

     O.   Option Shares shall mean the number of shares of Common Stock subject
          -------------
to the option as specified in the Grant Notice.

     P.   Optionee shall mean the person to whom the option is granted as
          --------
specified in the Grant Notice.

     Q.   Parent shall mean any corporation (other than the Corporation) in an
          ------
unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     R.   Permanent Disability shall mean the inability of Optionee to engage in
          --------------------
any substantial gainful activity by reason of any medically determinable physical or mental impairment which is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more.

     S.   Stock Exchange shall mean the American Stock Exchange or the New York
          --------------
Stock Exchange.

     T.   Subsidiary shall mean any corporation (other than the Corporation) in
          ----------
an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                                 eCollege.com

                        NOTICE OF GRANT OF STOCK OPTION
                        -------------------------------

          Notice is hereby given of the following option grant (the "Option") to purchase shares of the Common Stock of eCollege.com (the "Corporation"):

                       Optionee:  Blumenstein/Thorne Information Partners I, L.P
                       ---------  ----------------------------------------------

                       Grant Date:   July 18, 2000
                       -----------  --------------------------------------------

                       Vesting Commencement Date  July 18, 2000
                       -------------------------  ------------------------------

                       Exercise Price:  $3.875 per share
                       ---------------  ------

                       Number of Option Shares:  200,000 shares of Common Stock
                       -----------------------   -------

                       Expiration Date:  July 17, 2010
                       ---------------   ---------------------------------------

                       Type of Option:        Incentive Stock Option
                       --------------  ------

                                         X    Non-Statutory Stock Option
                                       ------

                       Date Exercisable:  July 18, 2000
                       ----------------

                       Vesting Schedule:  100% Immediate Vest
                       ----------------

                       Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A.
                                                 ---------

          At Will Relationship.  Nothing in this Notice or in the attached Stock
          --------------------
Option Agreement shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason, with or without cause.

          Definitions.  All capitalized terms in this Notice shall have the
          -----------
meaning assigned to them in this Notice or in the attached Stock Option
Agreement.

Dated as of July 18, 2000.



eCollege.com


By: /s/ Doug Kelsall
    ______________________________
    Doug Kelsall, CFO

BLUMENSTEIN/THORNE INFORMATION PARTNERS I, L.P.

By: Blumenstein/Thorne Information Partners, L.L.C., as General Partner

    /s/ Oakleigh Thorne
    ______________________________
    Oakleigh Thorne, Co-President






Attachments:
-----------
Exhibit A - Stock Option Agreement
                                  eCollege.com


                        NOTICE OF GRANT OF STOCK OPTION
                        -------------------------------

          Notice is hereby given of the following option grant (the "Option") to purchase shares of the Common Stock of eCollege.com (the "Corporation"):

          Optionee:       Blumenstein/Thorne Information Partners I, L.P.
          --------   ------------------------------------------------------

          Grant Date:     July 18, 2000
          ----------   --------------------

          Vesting Commencement Date:    July 18, 2000
          -------------------------   --------------------

          Exercise Price:  $ 15.00  per share unless the Company's stock price
          --------------    -------
          closes at or above $6.00 for at least thirty (30), or more, consecutive days during any thirty (30) day period prior to June 1, 2005. At such time, the exercise price of this stock option will be reduced to $3.875 per share.

          Number of Option Shares:  200,000 shares of Common Stock
          -----------------------   -------
          Expiration Date: July 17, 2010
          ---------------  --------------------------------------------------

          Type of Option:           Incentive Stock Option
          --------------    -----
                              X     Non-Statutory Stock Option
                            -----

          Date Exercisable: July 18, 2000
          ----------------

          Vesting Schedule:  100% Immediate Vest
          ----------------

          Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A.
                             ---------

          At Will Relationship.  Nothing in this Notice or in the attached Stock
          --------------------
Option Agreement shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason, with or without cause.

          Definitions.  All capitalized terms in this Notice shall have the
          -----------
meaning assigned to them in this Notice or in the attached Stock Option
Agreement.

Dated as of July 18, 2000.



eCollege.com


By:  /s/ Doug Kelsall
     ______________________________
     Doug Kelsall, CFO

BLUMENSTEIN/THORNE INFORMATION PARTNERS I, L.P.

By:  Blumenstein/Thorne Information Partners, L.L.C., as General Partner

     /s/ Oakleigh Thorne
     ______________________________
     Oakleigh Thorne, Co-President





Attachments:
-----------
Exhibit A - Stock Option Agreement
                                 eCollege.com


                        NOTICE OF GRANT OF STOCK OPTION
                        -------------------------------

          Notice is hereby given of the following option grant (the "Option") to purchase shares of the Common Stock of eCollege.com (the "Corporation"):

          Optionee:       Blumenstein/Thorne Information Partners I, L.P.
          --------   ------------------------------------------------------

          Grant Date:     July 18, 2000
          ----------   ----------------------------------------------------

          Vesting Commencement Date:    July 18, 2000
          -------------------------   -------------------------------------

          Exercise Price:  $ 15.00  per share unless the Company's stock price
          --------------     -----
          closes at or above $9.00 for at least thirty (30), or more, consecutive days during any thirty (30) day period prior to June 1, 2005. At such time, the exercise price of this stock option will be reduced to $3.875 per share.

          Number of Option Shares:    300,000 shares of Common Stock
          -----------------------     -------

          Expiration Date:  July 17, 2010
          ---------------   ----------------------------------------

          Type of Option:           Incentive Stock Option
          --------------    -----
                              X     Non-Statutory Stock Option
                            -----

          Date Exercisable: July 18, 2000
          ----------------

          Vesting Schedule: 100% Immediate Vest
          ----------------

          Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A.
                             ---------

          At Will Relationship.  Nothing in this Notice or in the attached Stock
          --------------------
Option Agreement shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason, with or without cause.

          Definitions.  All capitalized terms in this Notice shall have the
          -----------
meaning assigned to them in this Notice or in the attached Stock Option
Agreement.

Dated as of July 18, 2000.



eCollege.com


By:  /s/ Doug Kelsall
     ______________________________
     Doug Kelsall, CFO

BLUMENSTEIN/THORNE INFORMATION PARTNERS I, L.P.

By:  Blumenstein/Thorne Information Partners, L.L.C., as General Partner

     /s/ Oakleigh Thorne
     ______________________________
     Oakleigh Thorne, Co-President





Attachments:
-----------
Exhibit A - Stock Option Agreement
                                 eCollege.com


                        NOTICE OF GRANT OF STOCK OPTION
                        -------------------------------

          Notice is hereby given of the following option grant (the "Option") to purchase shares of the Common Stock of eCollege.com (the "Corporation"):

          Optionee:       Blumenstein/Thorne Information Partners I, L.P.
          --------   ------------------------------------------------------

          Grant Date:     July 18, 2000
          ----------   ----------------------------------------------------

          Vesting Commencement Date:    July 18, 2000
          -------------------------   -------------------------------------

          Exercise Price:  $ 15.00  per share unless the Company's stock price
          --------------    -------
          closes at or above $14.00 for at least thirty (30), or more, consecutive days during any thirty (30) day period prior to June 1, 2005. At such time, the exercise price of this stock option will be reduced to $3.875 per share.

          Number of Option Shares:    300,000 shares of Common Stock
          -----------------------     -------

          Expiration Date:  July 17, 2010
          ---------------   ----------------------------------------------

          Type of Option:         Incentive Stock Option
          --------------    -----
                              X   Non-Statutory Stock Option
                            -----

          Date Exercisable:  July 18, 2000
          ----------------

          Vesting Schedule:  100% Immediate Vest
          ----------------

          Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A.
                             ---------

          At Will Relationship.  Nothing in this Notice or in the attached Stock
          --------------------
Option Agreement shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason, with or without cause.

          Definitions.  All capitalized terms in this Notice shall have the
          -----------
meaning assigned to them in this Notice or in the attached Stock Option
Agreement.

Dated as of July 18, 2000.



eCollege.com


By:  /s/ Doug Kelsall
     ______________________________
     Doug Kelsall, CFO

BLUMENSTEIN/THORNE INFORMATION PARTNERS I, L.P.

By:  Blumenstein/Thorne Information Partners, L.L.C., as General Partner

     /s/ Oakleigh Thorne
     ______________________________
     Oakleigh Thorne, Co-President





Attachments:
-----------
Exhibit A - Stock Option Agreement


                                       2